Exhibit 99.3
                Computational Materials and/or ABS Term Sheets

        [LOGO] Countrywide(R)                                        Computational Materials for
-------------------------------------      Countrywide Asset-Backed Certificates, Series 2005-06
       SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------


                  Class 1A Available Funds Rate Schedule (1)
                  ------------------------------------------

---------------------------------------------     ----------------------------------------------
            Available Funds   Available Funds                  Available Funds   Available Funds
Period          Rate (%)          Rate (%)        Period            Rate (%)          Rate (%)
---------------------------------------------     ----------------------------------------------
                  (2)               (3)                                (2)             (3)
   1             7.793             7.793             47              10.007           11.846
   2             6.786            10.000             48               9.704           11.823
   3             6.785            10.000             49              10.028           12.223
   4             7.009            10.000             50               9.705           11.830
   5             6.782            10.000             51               9.705           11.914
   6             7.016            10.000             52              10.028           12.346
   7             6.788            10.000             53               9.705           12.478
   8             6.788            10.000             54              10.028           13.214
   9             7.514            10.000             55               9.705           12.790
   10            6.786            10.000             56               9.705           12.790
   11            7.012            10.000             57              10.747           14.201
   12            6.795            10.000             58               9.707           12.841
   13            7.022            10.000             59              10.030           13.580
   14            6.804            10.000             60               9.707           13.321
   15            6.804            10.000             61              10.030           13.767
   16            7.030            10.000             62               9.707           13.323
   17            6.802            10.000             63               9.707           13.323
   18            7.096            10.000             64              10.031           13.767
   19            6.878            10.000             65               9.707           13.323
   20            6.978            10.000             66              10.031           13.768
   21            7.725            10.000             67               9.707           13.323
   22            7.215            10.000             68               9.707           13.323
   23            7.474            10.000             69              10.747           14.752
   24            7.346            10.000             70               9.707           13.324
   25            7.595            10.000             71              10.031           13.768
   26            7.361            10.000             72               9.707           13.324
   27            7.360            10.000             73              10.031           13.768
   28            7.735            10.000             74               9.707           13.324
   29            7.481            10.000             75               9.707           13.325
   30            7.803            10.000          ----------------------------------------------
   31            7.545            10.000
   32            7.547            10.000
   33            8.219            10.000
   34            7.759            10.000
   35            8.710            10.000
   36            8.863            10.000
   37            9.169            10.000
   38            8.878            10.000
   39            8.927            10.000
   40            9.248            10.064
   41            9.405            10.283
   42           10.005            11.056
   43            9.684            10.710
   44            9.684            10.722
   45           10.721            11.964
   46            9.684            10.927
---------------------------------------------

(1) Subject to those limitations set forth under "Pass-Through Rate" of the attached Computational Materials.

(2) Assumes that 1-Month LIBOR stays at 3.190%, 6-Month LIBOR stays at 3.540%, the collateral is run at the Pricing Prepayment Speed (100%) to call and includes all projected cash proceeds (if any) from the related Corridor Contract.

(3) Assumes that 1-Month and 6-Month LIBOR instantaneously increase by 2000 basis points, the collateral is run at the Pricing Prepayment Speed (100%) and includes all projected cash proceeds (if any) from the related Corridor Contract.
--------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

        [LOGO] Countrywide(R)                                        Computational Materials for
-------------------------------------      Countrywide Asset-Backed Certificates, Series 2005-06
       SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------


                  Class 2A Available Funds Rate Schedule (1)
                  ------------------------------------------

---------------------------------------------     ----------------------------------------------
            Available Funds   Available Funds                  Available Funds   Available Funds
Period          Rate (%)          Rate (%)        Period            Rate (%)          Rate (%)
---------------------------------------------     ----------------------------------------------
                  (2)               (3)                                (2)             (3)
   1             7.808             7.808             47               9.914           11.921
   2             6.798             9.000             48               9.635           11.946
   3             6.795             9.000             49               9.957           12.354
   4             7.018             9.000             50               9.636           11.981
   5             6.791             9.000             51               9.636           11.992
   6             7.022             9.000             52               9.957           12.606
   7             6.805             9.000             53               9.636           12.508
   8             6.802             9.000             54               9.957           13.268
   9             7.529             9.000             55               9.636           12.846
   10            6.801             9.000             56               9.636           12.857
   11            7.033             9.000             57              10.669           14.236
   12            6.811             9.000             58               9.637           12.979
   13            7.045             9.000             59               9.958           13.590
   14            6.817             9.000             60               9.637           13.351
   15            6.869             9.000             61               9.958           13.800
   16            7.109             9.000             62               9.637           13.355
   17            6.880             9.000             63               9.637           13.355
   18            7.118             9.000             64               9.958           13.801
   19            6.900             9.000             65               9.637           13.356
   20            6.921             9.000             66               9.958           13.801
   21            7.935             9.000             67               9.637           13.356
   22            7.180             9.000             68               9.637           13.356
   23            7.449             9.000             69              10.670           14.787
   24            7.362             9.000             70               9.637           13.356
   25            7.609             9.500             71               9.958           13.802
   26            7.360             9.500             72               9.637           13.356
   27            7.482             9.500             73               9.958           13.802
   28            7.728             9.500             74               9.637           13.356
   29            7.475             9.500             75               9.637           13.357
   30            7.855             9.500           ----------------------------------------------
   31            7.610             9.500
   32            7.656             9.500
   33            8.222             9.500
   34            7.943             9.500
   35            8.631             9.500
   36            8.803             9.553
   37            9.111            10.500
   38            8.828            10.500
   39            8.831            10.500
   40            9.326            10.500
   41            9.274            10.500
   42            9.909            11.223
   43            9.594            10.874
   44            9.594            10.900
   45           10.622            12.192
   46            9.594            11.223
---------------------------------------------


(1) Subject to those limitations set forth under "Pass-Through Rate" of the attached Computational Materials.

(2) Assumes that 1-Month LIBOR stays at 3.190%, 6-Month LIBOR stays at 3.540%, the collateral is run at the Pricing Prepayment Speed (100%) to call and includes all projected cash proceeds (if any) from the related Corridor Contract.

(3) Assumes that 1-Month and 6-Month LIBOR instantaneously increase by 2000 basis points, the collateral is run at the Pricing Prepayment Speed (100%) and includes all projected cash proceeds (if any) from the related Corridor Contract.
-------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

        [LOGO] Countrywide(R)                                        Computational Materials for
-------------------------------------      Countrywide Asset-Backed Certificates, Series 2005-06
       SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------


          Floating Rate Subordinate Available Funds Rate Schedule (1)
          -----------------------------------------------------------

---------------------------------------------     ----------------------------------------------
            Available Funds   Available Funds                  Available Funds   Available Funds
Period          Rate (%)          Rate (%)        Period            Rate (%)          Rate (%)
---------------------------------------------     ----------------------------------------------
                  (2)               (3)                                (2)             (3)
1                7.801             7.801             47               9.954           11.888
2                6.793             8.500             48               9.665           11.892
3                6.791             8.500             49               9.988           12.297
4                7.014             8.500             50               9.666           11.915
5                6.787             8.500             51               9.666           11.958
6                7.019             8.500             52               9.988           12.493
7                6.798             8.500             53               9.666           12.495
8                6.796             8.500             54               9.988           13.244
9                7.523             8.500             55               9.666           12.822
10               6.795             8.500             56               9.666           12.828
11               7.024             8.500             57              10.703           14.221
12               6.804             8.500             58               9.667           12.919
13               7.035             8.500             59               9.990           13.585
14               6.811             8.500             60               9.667           13.338
15               6.841             8.500             61               9.990           13.786
16               7.075             8.500             62               9.667           13.341
17               6.846             8.500             63               9.668           13.341
18               7.108             8.500             64               9.990           13.786
19               6.890             8.500             65               9.668           13.341
20               6.946             8.500             66               9.990           13.787
21               7.844             8.500             67               9.668           13.342
22               7.195             8.500             68               9.668           13.342
23               7.460             8.500             69              10.703           14.772
24               7.355             8.500             70               9.668           13.342
25               7.603             9.500             71               9.990           13.787
26               7.360             9.500             72               9.668           13.342
27               7.429             9.500             73               9.990           13.787
28               7.731             9.500             74               9.668           13.342
29               7.478             9.500             75               9.668           13.343
30               7.832             9.500          ----------------------------------------------
31               7.582             9.500
32               7.608             9.500
33               8.221             9.500
34               7.863             9.500
35               8.666             9.500
36               8.829             9.500
37               9.137            10.500
38               8.850            10.500
39               8.873            10.500
40               9.292            10.500
41               9.331            10.500
42               9.951            11.150
43               9.633            10.802
44               9.633            10.822
45              10.665            12.093
46               9.633            11.094
----------------------------------------------

(1) Subject to those limitations set forth under "Pass-Through Rate" of the attached Computational Materials.

(2) Assumes that 1-Month LIBOR stays at 3.190%, 6-Month LIBOR stays at 3.540%, the collateral is run at the Pricing Prepayment Speed (100%) to call and includes all projected cash proceeds (if any) from the related Corridor Contract.

(3) Assumes that 1-Month and 6-Month LIBOR instantaneously increase by 2000 basis points, the collateral is run at the Pricing Prepayment Speed (100%) and includes all projected cash proceeds (if any) from the related Corridor Contract.
-------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.